Exhibit 10.3
ABL INTERCREDITOR AGREEMENT
dated as of
July 1, 2019
among
JPMORGAN CHASE BANK, N.A.,
as ABL Facility Collateral Agent,
JPMORGAN CHASE BANK, N.A.,
as Applicable First-Lien Agent,

JPMORGAN CHASE BANK, N.A.,
as First-Lien Collateral Agent,

Each other First-Priority Lien Obligations Collateral Agent from time to time party hereto,

HEXION INTERMEDIATE HOLDING 2, INC.,
HEXION INC.,
HEXION INTERNATIONAL COӦPERATIEF U.A.
and
The other Subsidiaries of Hexion Inc. Named Herein

This ABL INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July 1, 2019, is among JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the ABL Facility Secured Parties referred to herein (in such capacity, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed, the “ABL Facility Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Applicable First-Lien Agent and as administrative agent and collateral agent for the First-Lien Secured Parties referred to herein (in such capacity, together with its successors and co-agents in substantially the same capacity as may from time to time be appointed, the “First-Lien Collateral Agent”), HEXION INC., a New Jersey corporation (the “U.S. Borrower”), Holdings (as defined below), HEXION INTERNATIONAL COӦPERATIEF U.A., a cooperative organized under the laws of the Netherlands (the “Dutch Term Loan Borrower”), the other Subsidiaries of the U.S. Borrower party hereto, each Other First-Priority Lien Obligations Representative and each Other First-Priority Lien Obligations Collateral Agent from time to time party hereto.
Hexion Intermediate Holding 2, Inc., a Delaware corporation (“Holdings”), the U.S. Borrower, Hexion Canada Inc., a Canadian corporation, as Canadian borrower, Hexion B.V., a besloten vennootschap met beperkte aansprakelijkheid under the laws of The Netherlands, as Dutch borrower (the “Dutch ABL Borrower”), Hexion GmbH, a limited liability company (GmbH) organized under the laws of Germany, as German Borrower, Hexion UK Limited, a company incorporated under the laws of England and Wales, as U.K. borrower, the lenders and other parties party thereto from time to time and the ABL Facility Collateral Agent are party to the Asset-Based Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”).
Holdings, the U.S. Borrower, the Dutch Term Loan Borrower, the lenders (the “First-Lien Lenders”) and other parties party thereto from time to time and the First-Lien Collateral Agent are party to the Senior Secured Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “First-Lien Credit Agreement”), pursuant to which the First-Lien Lenders made certain term loans to the U.S. Borrower and the Dutch Term Loan Borrower.
This Agreement governs the relationship between the First-Lien Secured Parties as a group, on the one hand, and the ABL Facility Secured Parties, on the other hand, with respect to the Collateral shared by the First-Lien Secured Parties and the ABL Facility Secured Parties. In addition, it is understood and agreed that not all of the Secured Parties may have security interests in all of the Collateral and nothing in this Agreement is intended to give rights to any Person in any Collateral in which such Person (or their Representative or Collateral Agent) does not otherwise have a security interest under their respective security documents.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01    Construction; Certain Defined Terms.
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, Sections and Exhibits of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b)As used in this Agreement, the following terms have the meanings specified below:

“ABL Administrator Appointment Notice” has the meaning set forth in Section 2.13(a).
“ABL Administrator Appointment Notice Period” has the meaning set forth in Section 2.13(a).
“ABL Credit Agreement” has the meaning set forth in the recitals.
“ABL Facility” means (a) the ABL Credit Agreement, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the date hereof, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the U.S. Borrower not to be included in the definition of “ABL Facility”), and (b) whether or not the facility referred to in clause (a) remains outstanding, if designated by the U.S. Borrower to be included in the definition of “ABL Facility” and subject to the satisfaction of the requirements set forth in Section 6.15, one or more (i) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (ii) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (iii) instruments or agreements evidencing any other indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“ABL Facility Collateral Agent” has the meaning set forth in the recitals.
“ABL Facility Documents” means the ABL Facility, the ABL Facility Security Documents and the other “Loan Documents” as defined in the ABL Facility.
“ABL Facility Secured Parties” means the “Secured Parties” as defined in the ABL Facility.
“ABL Facility Security Agreement” means the U.S. Collateral Agreement (ABL), dated as of the date hereof, among the U.S. Borrower, each other pledgor party thereto and the ABL Facility Collateral Agent, as amended, amended and restated, supplemented or modified from time to time.
“ABL Facility Security Documents” means the ABL Facility Security Agreement, the ABL Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any ABL Obligations.
“ABL Mortgages” means all “Mortgages” as defined in the ABL Facility.
“ABL Obligations” means all “Obligations” (as such term is defined in the ABL Facility) of the borrowers and other obligors under the ABL Facility, any of the other ABL Facility Documents or the Ancillary Agreements (as defined in the ABL Facility), to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the ABL Facility Documents or such Ancillary Agreements and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the ABL Facility Documents and the counterparties to such Ancillary Agreements, according to the respective terms thereof.
“ABL Priority Collateral” means all Collateral now owned or at any time hereafter acquired by the U.S. Borrower or any other Grantor to the extent a security interest in such Collateral has been or may hereafter be granted to the ABL Facility Collateral Agent under the ABL Facility Security Documents, consisting of the following:

(a)	all Accounts;

(b)	all Inventory;

(c)	all Equipment (as defined in the ABL Credit Agreement) of Grantors not incorporated in the United States;

(d)	all Real Estate Assets of Grantors not incorporated in the United States;

(e)
to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a), (b), (c) and (d), all (i) General Intangibles (other than Capital Stock of a subsidiary and intellectual property), (ii) Chattel Paper, (iii) Instruments and (iv) Documents;

(f)
all Payment Intangibles (including corporate tax refunds), other than any Payment Intangibles that represent tax refunds in respect of or otherwise related to Real Estate Assets, Fixtures or Equipment of Grantors incorporated in the United States;

(g)	all payments received from Grantors’ credit card clearing houses and processors or otherwise in respect of all credit card charges for sales of inventory by the Grantors;

(h)
all collection accounts, deposit accounts, securities accounts and commodity accounts and any cash or other assets in any such accounts (other than separately identified cash proceeds of Term Loan Priority Collateral in a segregated account) and securities entitlements and other rights with respect thereto;

(i)	to the extent relating to any of the items referred to in the preceding clauses (a) through (h) constituting ABL Priority Collateral, all Supporting Obligations and letter-of-credit rights;

(j)	all books and records related to the foregoing;

(k)	all equity interests in the Dutch SPVs (as defined in the ABL Credit Agreement); and

(l)
all products and proceeds of any and all of the foregoing in whatever form received, including proceeds of insurance policies related to Inventory of any Grantor and business interruption insurance (in each case, except to the extent constituting proceeds of Term Loan Priority Collateral).

All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.
“ABL Priority Possessory Collateral” means ABL Priority Collateral that is Possessory Collateral.
“Agreement” has the meaning set forth in the recitals.
“Applicable First-Lien Agent” means (i) on the date hereof, the First-Lien Collateral Agent and (ii) after the incurrence of any Other First-Priority Lien Obligations, the “Applicable Authorized Representative” or “Controlling Collateral Agent” (or similar term) under and as defined in the first-lien intercreditor agreement or other applicable First-Priority Lien Obligations Document entered into with respect to different Series of First-Priority Lien Obligations. For purposes of this Agreement, the ABL Facility Collateral Agent may treat the First-Lien Collateral Agent as the Applicable First-Lien Agent until notified in writing by the First-Lien Collateral Agent that another representative has become the Applicable First-Lien Agent.
“Applicable Junior Collateral Agent” means (a) with respect to the Term Loan Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, the Applicable First-Lien Agent.
“Applicable Possessory Collateral Agent” means (a) with respect to ABL Priority Possessory Collateral, the ABL Facility Collateral Agent, and (b) with respect to Term Loan Priority Possessory Collateral, the Applicable First-Lien Agent.
“Applicable Senior Collateral Agent” means (a) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the Term Loan Priority Collateral, the Applicable First-Lien Agent.

“Bankruptcy Case” has the meaning set forth in Section 2.06(b).
“Bankruptcy Code” means Title 11 of the United States Code, as amended.
“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.
“Capital Stock” means all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.
“Class” has the meaning set forth in the definition of Senior Secured Obligations.
“Collateral” means all assets and properties subject to Liens in favor of any Secured Party created by any of the ABL Facility Security Documents or the First-Lien Security Documents, as applicable, to secure the ABL Obligations or any First-Priority Lien Obligations, as applicable.
“Collateral Agent” means the ABL Facility Collateral Agent, the First-Lien Collateral Agent, each Other First-Priority Lien Obligations Collateral Agent, or all of the foregoing, as the context may require.
“Comparable Junior Priority Collateral Document” means, in relation to any Senior Secured Obligations Collateral subject to any Lien created under any Senior Secured Obligations Collateral Document, those Junior Secured Obligations Collateral Documents that create a Lien on the same Collateral, granted by the same Grantor.

“Debtor Relief Laws” means the Bankruptcy Code, the United Kingdom’s Insolvency Act 1986, the Council Regulation (EU) No. 2015/848 of 20 May 2015 on insolvency proceedings (recast), as amended, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Dutch Bankruptcy Act (faillissementswet), the Winding-Up and Restructuring Act (Canada), the German Insolvency Code (Insolvenzordnung) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect, in each case as amended, including any corporate law of any jurisdiction which may be used by a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto (but, in each case, shall exclude any part of such laws, rules or regulations which relate solely to any solvent reorganization or solvent restructuring process).
“DIP Financing” has the meaning set forth in Section 2.06(b).
“DIP Financing Liens” has the meaning set forth in Section 2.06(b).
“DIP Lenders” has the meaning set forth in Section 2.06(b).
“Discharge” means, with respect to any Obligations, except to the extent otherwise provided herein with respect to the reinstatement or continuation of any such Obligations, the payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all such Obligations then outstanding, if any, and, with respect to letters of credit or letter of credit guaranties outstanding under the agreements or instruments (collectively, the “Relevant Instruments”)

governing such Obligations, delivery of cash collateral or backstop letters of credit in respect thereof in a manner consistent with such agreement or instrument, in each case after or concurrently with the termination of all commitments to extend credit thereunder, and the termination of all commitments of “secured parties” under the Relevant Instruments; provided that (i) the Discharge of ABL Obligations shall not be deemed to have occurred if such payments are made in connection with the establishment of a replacement ABL Facility (unless in connection with such replacement all of the ABL Obligations are repaid in full in cash (and the other conditions set forth in this definition prior to the proviso are satisfied) with the proceeds of a Permitted Securitization Financing (as defined in the First-Lien Credit Agreement), in which case a Discharge of ABL Obligations shall be deemed to have occurred) and (ii) the Discharge of First-Priority Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First-Priority Lien Obligations that constitute an exchange or replacement for or a refinancing of such Obligations or First-Priority Lien Obligations. In the event any Obligations are modified and such Obligations are paid over time or otherwise modified, in each case, pursuant to Section 1129 of the Bankruptcy Code, such Obligations shall be deemed to be discharged when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new or modified indebtedness shall have been satisfied. The term “Discharged” shall have a corresponding meaning.

“Event of Default” means an “Event of Default” under and as defined in the ABL Facility, the First-Lien Credit Agreement and/or any Other First-Priority Lien Obligations Credit Documents, as the context may require.
“First-Lien Collateral Agent” has the meaning set forth in the recitals.
“First-Lien Credit Agreement” has the meaning set forth in the recitals.
“First-Lien Documents” means the First-Lien Credit Agreement, the First-Lien Security Agreement, the First-Lien Mortgages and the other “Loan Documents” as defined in the First-Lien Credit Agreement.
“First-Lien Facility Guarantee” means any guarantee of the Obligations of the U.S. Borrower and the Dutch Term Loan Borrower under the First-Lien Credit Agreement by any Person in accordance with the provisions of the First-Lien Credit Agreement.
“First-Lien Facility Guarantor” means any Person that incurs a First-Lien Facility Guarantee; provided that, upon the release or discharge of such Person from its First-Lien Facility Guarantee in accordance with the First-Lien Credit Agreement, such Person ceases to be a First-Lien Facility Guarantor.
“First-Lien Facility Secured Parties” means the “Secured Parties” as defined in the First-Lien Credit Agreement.
“First-Lien Lenders” has the meaning set forth in the recitals.
“First-Lien Mortgages” means all ”Mortgages” as defined in the First-Lien Credit Agreement.
“First-Lien Obligations” means all “Obligations” (as such term is defined in the First-Lien Credit Agreement) of the U.S. Borrower and the Dutch Term Loan Borrower and other obligors under the First-Lien Credit Agreement or any of the other First-Lien Documents to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the First-Lien Documents and the performance of all other

Obligations of the obligors thereunder under the First-Lien Documents, according to the respective terms thereof.
“First-Lien Secured Parties” means the (a) the First Lien Collateral Agent and the Applicable First-Lien Agent, (b) the First-Lien Facility Secured Parties and (c) each Other First-Priority Lien Obligations Secured Party.
“First-Lien Security Agreement” means the U.S. Collateral Agreement (Term Loan), dated as of the date hereof, by and among the U.S. Borrower, each other pledgor party thereto and the First-Lien Collateral Agent, as amended, amended and restated, supplemented or modified from time to time.
“First-Lien Security Documents” means the First-Lien Security Agreement, the First-Lien Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any First-Priority Lien Obligations.
“First-Priority Lien Obligations” means (a) the First-Lien Obligations and (b) the Other First-Priority Lien Obligations.
“First-Priority Lien Obligations Documents” means (a) the First-Lien Documents and (b) each of the Other First-Priority Lien Obligations Documents.
“First-Priority Lien Obligations Representative” means, collectively, the Applicable First-Lien Agent, the First-Lien Collateral Agent and each Other First-Priority Lien Obligations Collateral Agent.
“Foreign Collateral” has the meaning set forth in Section 2.01(d).
“Grantor” means Holdings, the U.S. Borrower and each Subsidiary of the U.S. Borrower that shall have granted any Lien in favor of any Collateral Agent on any of its assets or properties to secure any of the Obligations.
“Holdings” has the meaning set forth in the recitals.
“Insolvency or Liquidation Proceeding” means (a) any case or proceeding commenced by or against the U.S. Borrower or any other Grantor under the Bankruptcy Code or other Debtor Relief Laws or any other process or proceeding for the reorganization, recapitalization, restructuring, adjustment, arrangement or marshalling of the assets or liabilities of the U.S. Borrower or any other Grantor or any receivership or assignment for the benefit of creditors relating to the U.S. Borrower or any other Grantor or relating to all or a substantial part of the property or assets of the U.S. Borrower or any other Grantor or any similar case or proceeding relative to the U.S. Borrower or any other Grantor, or their respective property or their respective creditors, as such, in each case whether or not voluntary; (b) any process or proceeding for the appointment of any trustee in bankruptcy, receiver, receiver and manager, interim receiver, administrator, liquidator, monitor, custodian, sequestrator, conservator or any similar official appointed for or relating to the U.S. Borrower or any other Grantor or all or a substantial portion of their respective property and assets, in each case whether or not voluntary; (c) any liquidation, dissolution, marshalling of assets or liabilities or other winding up (or similar process) of or relating to the U.S. Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or (d) any other proceeding of any type or nature in which substantially all claims of creditors of the U.S. Borrower or any other Grantor, or of a class of creditors of the U.S. Borrower or any other Grantor, are stayed, compromised, restructured or determined and any payment, distribution, restructuring or arrangement is or may be made on account of or in relation to such claims.

“Joinder Agreement” means an agreement in form and substance substantially similar to Exhibit A or Exhibit B hereto, as applicable, pursuant to which any Other First-Priority Lien Obligations Secured Parties or any other ABL Facility Secured Parties, as applicable, either directly or through their respective Other First-Priority Lien Obligations Representative and/or Other First-Priority Lien Obligations Collateral Agent or collateral agent for the new ABL Obligations, as applicable, become a party hereto in accordance with Section 6.15 hereof.

“Junior Claims” means (a) with respect to the ABL Priority Collateral, the First-Priority Lien Obligations secured by such Collateral, and (b) with respect to the Term Loan Priority Collateral, the ABL Obligations secured by such Collateral.
“Junior Collateral Agent” means (a) with respect to the Term Loan Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, the Senior First-Priority Collateral Agent.
“Junior Representative” means (a) with respect to the Term Loan Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, each First-Priority Lien Obligations Representative.
“Junior Secured Obligations” means (a) with respect to the ABL Obligations (to the extent such Obligations are secured by the ABL Priority Collateral), the First-Priority Lien Obligations (to the extent such Obligations are secured by the ABL Priority Collateral), and (b) with respect to the First-Priority Lien Obligations (to the extent such Obligations are secured by the Term Loan Priority Collateral), the ABL Obligations (to the extent such Obligations are secured by the Term Loan Priority Collateral).
“Junior Secured Obligations Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Junior Claims.
“Junior Secured Obligations Collateral Documents” means (a) with respect to the First-Priority Lien Obligations, the ABL Facility Security Documents, and (b) with respect to the ABL Obligations, the First-Lien Security Documents.
“Junior Secured Obligations Secured Parties” means (a) with respect to the Term Loan Priority Collateral, the ABL Facility Secured Parties (to the extent that the Obligations owing to such ABL Facility Secured Parties are secured by the Term Loan Priority Collateral), and (b) with respect to the ABL Priority Collateral, the applicable First-Lien Secured Parties (to the extent that the Obligations owing to such First-Lien Secured Parties are secured by the ABL Priority Collateral).
“Lien” has the meaning set forth in the ABL Facility.
“Memorandum” has the meaning set forth in Section 2.02(c).
“Mortgages” means the ABL Mortgages and the First-Lien Mortgages.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations” means the ABL Obligations and the First-Priority Lien Obligations.

“Other First-Priority Lien Obligations” means (i) all “Obligations” (or similar definition) of the U.S. Borrower, the Dutch Term Loan Borrower and the First-Lien Facility Guarantors (other than the First-Lien Obligations and the ABL Obligations) that are equally and ratably secured with the First-Lien Obligations and are designated by the U.S. Borrower as “Other First-Priority Lien Obligations”; provided that, with respect to this clause (ii), the requirements set forth in Section 6.15 shall have been satisfied.
“Other First-Priority Lien Obligations Collateral Agent” means, with respect to any Series of Other First-Priority Lien Obligations, the Person elected, designated or appointed as the collateral agent of such Series by or on behalf of the holders of such Series of Other First-Priority Lien Obligations and its respective successors in substantially the same capacity as may from time to time be appointed (which, with respect to any Other First-Priority Lien Obligations that are secured under the First-Lien Security Documents, shall be the First-Lien Collateral Agent).
“Other First-Priority Lien Obligations Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other indebtedness, in each case to the extent that (i) the obligations in respect thereof constitute Other First-Priority Lien Obligations and (ii) if applicable, the Representative with respect thereto has become a party hereto in accordance with Section 6.15 hereof.
“Other First-Priority Lien Obligations Documents” means each Other First-Priority Lien Obligations Credit Document and each First-Lien Security Document related thereto.
“Other First-Priority Lien Obligations Representative” means, with respect to any Series of Other First-Priority Lien Obligations, the Other First-Priority Lien Obligations Collateral Agent, and its respective successors in substantially the same capacity as may from time to time be appointed.
“Other First-Priority Lien Obligations Secured Parties” means (i) the “Secured Parties” as defined in the First-Lien Security Agreement (other than the First-Lien Facility Secured Parties) and (ii) any other holders of any Other First-Priority Lien Obligations who have, directly or through their respective Other First-Priority Lien Obligations Representative, become party to and bound by this Agreement pursuant to a Joinder Agreement in accordance with the provisions of Section 6.15 hereof.
“Permitted Remedies” means, with respect to any Junior Secured Obligations:
(i)     filing a claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(ii)     taking any action (not adverse to the Liens securing Senior Secured Obligations, the priority status thereof, or the rights of the Applicable Senior Collateral Agent or any of the Senior Secured Obligations Secured Parties to exercise rights, powers and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;
(iii)     filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Obligations Secured Parties, including any claims secured by the Junior Secured Obligations Collateral, in each case in accordance with the terms of this Agreement;
(iv)     filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the bankruptcy laws of any applicable jurisdiction); and
(v)     voting on any Plan of Reorganization, filing any proof of claim, making other filings and making any arguments, obligations and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement.
“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.
“Plan of Reorganization” means any plan of reorganization, scheme of arrangement, plan of arrangement or compromise, proposal, plan of liquidation, agreement for composition or other type of plan, proposal or arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.
“Possessory Collateral” means the Collateral in the possession or control of any Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code or other applicable legislation of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the ABL Facility Security Documents or the First-Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.
“Possessory Collateral Agent” means, with respect to any Possessory Collateral, the Collateral Agent having possession or control (including through its agents or bailees) of same.
“Proceeds” has the meaning set forth in Section 2.01(a).
“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property.

“Refinance” means to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Refinanced” and “Refinancing” shall have correlative meanings; provided that that any of the foregoing that increases the principal amount of Senior Claims with respect to any Collateral shall be effective for purposes hereof only if such increase does not contravene the documents pursuant to which any Junior Claims with respect to such Collateral have been incurred.

“Representative” means (a) in the case of any ABL Obligations, the ABL Facility Collateral Agent, and (b) in the case of any First-Priority Lien Obligations, the First-Priority Lien Obligations Representative with respect thereto.
“Secured Parties” means (a) the ABL Facility Secured Parties, (b) the First-Lien Facility Secured Parties and (c) each Other First-Priority Lien Obligations Secured Party.
“Senior Claims” means (a) with respect to the ABL Priority Collateral, the ABL Obligations secured by such Collateral, and (b) with respect to the Term Loan Priority Collateral, the First-Priority Lien Obligations secured by such Collateral.
“Senior Collateral Agent” means (a) with respect to the Term Loan Priority Collateral, the Senior First-Priority Collateral Agent, and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.
“Senior First-Priority Collateral Agent” means the Applicable First-Lien Agent, the First-Lien Collateral Agent and each Other First-Priority Lien Obligations Collateral Agent.
“Senior Representative” means (a) with respect to the Term Loan Priority Collateral, the First-Lien Collateral Agent and each Other First-Priority Lien Obligations Representative, and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.
“Senior Secured Obligations” means (a) with respect to the ABL Obligations (to the extent such Obligations are both secured by the Term Loan Priority Collateral), the First-Priority Lien Obligations, and (b) with respect to the First-Priority Lien Obligations (to the extent such Obligations are both secured by the ABL Priority Collateral), the ABL Obligations; the First-Priority Lien Obligations shall, collectively, constitute one “Class” of Senior Secured Obligations and the ABL Obligations shall constitute a separate “Class” of Senior Secured Obligations.
“Senior Secured Obligations Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Senior Claims.
“Senior Secured Obligations Collateral Documents” means (a) with respect to the First-Priority Lien Obligations, the First-Lien Security Documents, and (b) with respect to the ABL Obligations, the ABL Facility Security Documents.
“Senior Secured Obligations Secured Parties” means (a) with respect to the Term Loan Priority Collateral, the applicable First-Lien Secured Parties (to the extent that the Obligations owing to such First-Lien Secured Parties are secured by the Term Loan Priority Collateral), and (b) with respect to the ABL Priority Collateral, the ABL Facility Secured Parties (to the extent that the Obligations owing to such ABL Facility Secured Parties are secured by the ABL Priority Collateral).
“Series” means (a) the First-Lien Obligations and each series of Other First-Priority Lien Obligations, each of which shall constitute a separate Series of the Class of Senior Secured Obligations constituting First-Priority Lien Obligations, except that to the extent that the First-Lien Obligations and/or any one or more series of such Other First-Priority Lien Obligations (i) are secured by identical Collateral held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such First-Lien Obligations and/or each such series of Other First-Priority Lien Obligations shall collectively constitute a single Series; and (b) the ABL Obligations, which shall constitute the sole Series of the Class of Senior Secured Obligations constituting ABL Obligations. With respect to the First-Lien Secured

Parties, the First-Lien Secured Parties with respect to each Series of First-Priority Lien Obligations shall constitute a separate Series of First-Lien Secured Parties.
“Subsidiary” means any “Subsidiary” of the U.S. Borrower as defined in the First-Lien Credit Agreement.
“Term Loan Administrator Appointment Notice” has the meaning set forth in Section 2.13(b).
“Term Loan Administrator Appointment Notice Period” has the meaning set forth in Section 2.13(b).
“Term Loan Priority Collateral” means all Collateral (other than ABL Priority Collateral) now owned or at any time hereafter acquired by the U.S. Borrower or any other Grantor to the extent a security interest in such Collateral has been or may hereafter be granted to the First Lien Secured Parties under the First Lien Security Documents (including for the avoidance of doubt, (a) all Real Estate Assets of Grantors in the United States; (b) all intellectual property; (c) all equity interests in each Grantor’s subsidiaries, other than the Dutch SPVs (as defined in the ABL Credit Agreement) (limited to 65% of the voting interests of the Grantors’ foreign subsidiaries with respect to the U.S. Obligations (as defined in the First-Lien Credit Agreement)); (d) all intercompany indebtedness of the U.S. Borrower and its subsidiaries; (e) all proceeds of insurance policies (excluding any such proceeds that relate to ABL Priority Collateral); (f) all books and records related to the foregoing and not relating to ABL Priority Collateral; and (g) all products and proceeds of any and all of the foregoing (other than any such proceeds that are ABL Priority Collateral)).
“Term Loan Priority Possessory Collateral” means Term Loan Priority Collateral that is Possessory Collateral.
“UK Administrator” means an administrator under and appointed (or, as the context may require, to be appointed) for the purposes of Schedule B1 of the U.K. Insolvency Act 1986.
“UK Grantor” has the meaning set forth in Section 2.02(a).
“U.S. Borrower” has the meaning set forth in the recitals.
ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01    Priority of Claims. (a) Anything contained herein or in any of the ABL Facility Documents or the First-Priority Lien Obligations Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and any Collateral Agent is taking action to enforce rights in respect of any Collateral (whether in an Insolvency or Liquidation Proceeding or otherwise), or any distribution is made in respect of any Collateral in any Insolvency or Liquidation Proceeding with respect to any Grantor, the Proceeds (subject, in the case of any such distribution, to Section 2.06 hereof) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”) shall be applied as follows:
(i)In the case of Term Loan Priority Collateral,

FIRST, to the Applicable First-Lien Agent for distribution in accordance with the First-Priority Lien Obligations Documents (including any intercreditor agreements with respect thereto), until payment in full of any First-Priority Lien Obligations secured by such Term Loan Priority Collateral, and
SECOND, to the payment in full of the ABL Obligations in accordance with Section 4.02 of the ABL Facility Security Agreement and the other applicable provisions of the ABL Facility Security Documents.
If any ABL Obligations remain outstanding after the Discharge of the First-Priority Lien Obligations, all proceeds of the Term Loan Priority Collateral will be applied to the repayment of any outstanding ABL Obligations.
(ii)In the case of ABL Priority Collateral,

FIRST, to the payment in full of the ABL Obligations in accordance with Section 4.02 of the ABL Facility Security Agreement and the other applicable provisions of the ABL Facility Security Documents, and
SECOND, to the Applicable First-Lien Agent for distribution in accordance with the First-Priority Lien Obligations Documents (including any intercreditor agreements with respect thereto).
If any First-Priority Lien Obligations remain outstanding after the Discharge of the ABL Obligations, all proceeds of the ABL Priority Collateral will be applied to the repayment of any outstanding First-Priority Lien Obligations.
(b)     It is acknowledged that (i) the aggregate amount of any Senior Secured Obligations may, subject to the limitations set forth in the ABL Facility, the First-Lien Credit Agreement and any Other First-Priority Lien Obligations Credit Documents, be Refinanced from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the ABL Facility Secured Parties and the First-Lien Secured Parties, and (ii) a portion of the Senior Secured Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The priorities provided for herein shall not be altered or otherwise affected by any Refinancing of either the Junior Secured Obligations (or any part thereof) or the Senior Secured Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Junior Secured Obligations or Senior Secured Obligations or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.
(c)    Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First-Priority Lien Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code or other applicable legislation of any jurisdiction, or any other applicable law or the ABL Facility Documents or the First-Priority Lien Obligations Documents, or any defect or deficiencies in or failure to perfect any such Liens or any other circumstance whatsoever:

(i)     (1) the Liens on the Term Loan Priority Collateral securing the First-Priority Lien Obligations will rank senior to any Liens on such Term Loan Priority Collateral securing the ABL Obligations, and (2) the Liens on the ABL Priority Collateral

securing the ABL Obligations will rank senior to any Liens on such ABL Priority Collateral securing the First-Priority Lien Obligations, and

(ii)     The First-Lien Collateral Agent, on behalf of itself and the First-Lien Secured Parties, and each Other First-Priority Lien Obligations Collateral Agent, on behalf of itself and the applicable Other First-Priority Lien Obligations Secured Parties, each hereby agrees that the Liens of each such Collateral Agent on which both of such Collateral Agents have a Lien shall be of equal priority; provided, however, that the foregoing shall not be construed to alter the relative rights or priorities of the various Series of First-Priority Lien Obligations against each other Series of First-Priority Lien Obligations, which rights and priorities shall be governed by the First-Priority Lien Obligations Documents (including any intercreditor agreements with respect thereto), nor shall the foregoing be construed to grant, or otherwise provide the benefits of, a Lien on any Collateral in favor of a Secured Party that does not hold any Obligations that are secured by such Collateral.

(d)     For the avoidance of doubt, notwithstanding that Liens granted to the First-Lien Collateral Agent or ABL Facility Collateral Agent on the Collateral governed by the laws of a jurisdiction located outside of the United States of America (the “Foreign Collateral”) may (A) have legally the same or different ranking due to mandatory legal provisions governing such Foreign Collateral or (B) have been granted or perfected in an order contrary to the contemplated ranking as set forth in this Agreement, the contractual ranking of the Liens on such Foreign Collateral shall be consistent with the ranking set forth in Section 2.1, and all other terms and provisions of this Agreement with respect to Collateral shall be applicable to such Foreign Collateral.

SECTION 2.02    Actions With Respect to Collateral; Prohibition on Contesting Liens.
(a)    Until the Discharge of all of the Senior Secured Obligations of a particular Class, (i) only the Applicable Senior Collateral Agent shall act or refrain from acting with respect to the Senior Secured Obligations Collateral of such Class, (ii) no Collateral Agent shall follow any instructions with respect to such Senior Secured Obligations Collateral from any Junior Representative or from any Junior Secured Obligations Secured Parties, and (iii) each Junior Representative and the Junior Secured Obligations Secured Parties shall not, and shall not instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, receiver and manager, interim receiver, agent, liquidator, administrator, custodian or similar official, person or agent appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Junior Secured Obligations Collateral, whether under any ABL Facility Security Document or any First-Lien Security Document, as applicable, applicable law or otherwise, it being agreed that (A) only the Applicable Senior Collateral Agent, acting in accordance with the ABL Facility Security Documents or the First-Lien Security Documents, as applicable, shall be entitled to take any such actions or exercise any such remedies, or to cause any Collateral Agent to do so and (B) notwithstanding the foregoing, each Junior Representative may take Permitted Remedies. Each Senior Collateral Agent may deal with the Senior Secured Obligations Collateral as if they had a senior Lien on such Collateral; provided that, with respect to the Applicable First-Lien Agent and each Senior First-Priority Collateral Agent, the provisions of the applicable First-Priority Lien Obligations Documents (including any intercreditor agreements with respect thereto) shall also be complied with. No Junior Collateral Agent, Junior Representative or Junior Secured Obligations Secured Party will contest, protest or object to any foreclosure proceeding or action brought by any Senior Collateral Agent, Senior Representative or Senior Secured Obligations Secured Party or any other exercise by such Senior Collateral Agent, Senior Representative or Senior Secured Obligations Secured Party of any rights and remedies relating to the Senior Secured Obligations Collateral. Notwithstanding anything in this Agreement to the contrary, the ABL Facility Collateral Agent and the First-Lien Collateral Agent shall each be entitled to appoint a UK Administrator over one or more Grantors which are incorporated in England and Wales (each, a “UK Grantor”) as part of the enforcement process in relation to the ABL Priority Collateral and/or Term Loan Priority Collateral (as applicable), provided that any such appointment is made in accordance with the provisions of Section 2.13.

(b)     Each of the Applicable First-Lien Agent and the other First-Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the ABL Facility Secured Parties in all or any part of the Collateral or the provisions of this Agreement, and the ABL Facility Collateral Agent and each of the ABL Facility Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First-Lien Secured Parties in all or any part of the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, the Applicable First-Lien Agent or the other First-Lien Secured Parties to enforce this Agreement.

(c)    The parties hereto agree to execute, acknowledge and deliver a Memorandum of Intercreditor Agreement (“Memorandum”), together with such other documents in furtherance hereof or thereof, in each case, in proper form for recording in connection with any Mortgages and in form and substance reasonably satisfactory to the First-Lien Collateral Agent and the ABL Facility Collateral Agent, in those jurisdictions where such recording is reasonably recommended or requested by local real estate counsel and/or the title insurance company, or as otherwise deemed reasonably necessary or proper by the parties hereto.

SECTION 2.03    No Duties of Senior Representative; Provision of Notice

(a)    Each Junior Secured Obligations Secured Party acknowledges and agrees that none of the Senior Collateral Agents, the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duties or other obligations to such Junior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, other than to transfer to the Applicable Junior Collateral Agent any proceeds of any such Senior Secured Obligations Collateral remaining in its possession or under its control following any sale, transfer or other disposition of such Collateral (in each case, unless the Junior Secured Obligations have been Discharged prior to or concurrently with such sale, transfer, disposition, payment or satisfaction) and the Discharge of the Senior Secured Obligations secured thereby, or if a Senior Collateral Agent shall be in possession or control of all or any part of such Collateral after such payment and satisfaction in full and termination, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of any Senior Collateral Agent, any Senior Representative or any Senior Secured Obligations Secured Party. In furtherance of the foregoing, each Junior Secured Obligations Secured Party acknowledges and agrees that, until the Senior Secured Obligations secured by any Collateral shall have been Discharged, the Applicable Senior Collateral Agent shall be entitled, for the benefit of the holders of such Senior Secured Obligations, to sell, transfer or otherwise dispose of, or cause the sale, transfer or other disposition of, such Senior Secured Obligations Collateral as provided herein and in the ABL Facility Documents and any First-Priority Lien Obligations Documents, as applicable, without regard to any Junior Claims or any rights to which the holders of the Junior Secured Obligations would otherwise be entitled as a result of such Junior Claims. Without limiting the foregoing, each Junior Secured

Obligations Secured Party agrees that none of the Senior Collateral Agents, the Senior Representatives nor any other Senior Secured Obligations Secured Party shall have any duty or obligation first to marshal or realize upon any type of Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), or to sell, dispose of, realize on or liquidate all or any portion of such Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Junior Secured Obligations Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Junior Secured Obligations Secured Parties from such realization, sale, disposition or liquidation. Each of the Junior Secured Obligations Secured Parties waives any claim such Junior Secured Obligations Secured Party may now or hereafter have against any Senior Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) arising out of (i) any actions which any Senior Collateral Agent, any Senior Representative or the Senior Secured Obligations Secured Parties (or their representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Senior Secured Obligations Collateral, actions with respect to the preservation, foreclosure upon, realization, sale, release or depreciation of, or failure to realize upon, any of the Senior Secured Obligations Collateral and actions with respect to the collection of any claim for all or any part of the Senior Secured Obligations from any account debtor, guarantor or any other party) in accordance with the ABL Facility Documents and the First-Priority Lien Obligations Documents or any other agreement related thereto or to the collection of the Senior Secured Obligations or the valuation, use, protection or release of any security for the Senior Secured Obligations, (ii) any election by any Applicable Senior Collateral Agent, any Senior Representative or any Senior Secured Obligations Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code (or any equivalent proceeding under any other Debtor Relief Law), or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the U.S. Borrower or any of its subsidiaries, as debtor-in-possession (or any equivalent action under any other Debtor Relief Law).

(b)    The First-Lien Collateral Agent shall, after obtaining actual knowledge that it is no longer authorized by the Applicable First-Lien Agent to act as the First-Lien Collateral Agent hereunder, notify the U.S. Borrower, the Other First-Priority Lien Obligations Representatives and the ABL Facility Collateral Agent of the same. Necessary amendments to this Agreement shall be made to reflect this Section 2.03(b).

SECTION 2.04    No Interference; Payment Over; Reinstatement.

(a)    Each Junior Secured Obligations Secured Party, each Junior Representative and each Junior Collateral Agent agrees that (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Claim pari passu with, or to give such Junior Secured Obligations Secured Party any preference or priority relative to, any Senior Claim with respect to the Senior Secured Obligations Collateral or any part thereof, (ii) it will not challenge or question in any proceeding the validity or enforceability of any ABL Facility Security Document or First-Lien Security Document or the validity, attachment, perfection or priority of any Lien under the ABL Facility Security Documents or the First-Lien Security Documents, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Senior Secured Obligations Collateral by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Parties or any Senior

Representative acting on their behalf (or their respective representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint), (iv) it shall have no right to (A) direct the Applicable Senior Collateral Agent, any Senior Representative or any holder of Senior Secured Obligations (or their respective representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) to exercise any right, remedy or power with respect to any Senior Secured Obligations Collateral or (B) consent to the exercise by the Applicable Senior Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party (or their respective representatives, including any receiver, receiver and manager, interim receiver, administrator, delegate or agent they may appoint) of any right, remedy or power with respect to any Senior Secured Obligations Collateral, (v) it will not institute any suit or assert in any suit, bankruptcy, insolvency, reorganization, arrangement or other proceeding any claim against the Applicable Senior Collateral Agent, any Senior Representative or other Senior Secured Obligations Secured Party seeking damages from or other relief by way of specific performance, injunction, directions, instructions or otherwise with respect to, and none of the Applicable Senior Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party shall be liable for, any action taken or omitted to be taken by such Senior Collateral Agent, such Senior Representative or other Senior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, (vi) it will not seek, and hereby waives any right, to have any Senior Secured Obligations Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Senior Secured Obligations Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, the Applicable First-Lien Agent or the other First-Lien Secured Parties to enforce this Agreement.

(b)    Each Junior Collateral Agent, each Junior Representative and each Junior Secured Obligations Secured Party hereby agrees that, if it shall obtain possession or control of any Senior Secured Obligations Collateral or shall realize any proceeds or payment in respect of any Senior Secured Obligations Collateral, pursuant to any ABL Facility Security Document or First-Lien Security Document or by the exercise of any rights available to it under any applicable law or in any bankruptcy, receivership, insolvency, reorganization, arrangement or similar process or proceeding or through any other exercise of rights or remedies, at any time prior to the Discharge of the Senior Secured Obligations, then it shall hold such Senior Secured Obligations Collateral, proceeds or payment in trust for the Senior Secured Obligations Secured Parties and transfer such Senior Secured Obligations Collateral, proceeds or payment, as the case may be, to the Applicable Senior Collateral Agent reasonably promptly after obtaining actual knowledge, or notice from the Applicable Senior Collateral Agent, that it is in possession or control of such Senior Secured Obligations Collateral, proceeds or payment. Each Junior Secured Obligations Secured Party agrees that if, at any time, it receives notice or obtains actual knowledge that all or part of any payment with respect to any Senior Secured Obligations previously made shall be rescinded for any reason whatsoever, such Junior Secured Obligations Secured Party shall promptly pay over to the Applicable Senior Collateral Agent any payment received by it and then in its possession or under its control in respect of any Senior Secured Obligations Collateral and shall promptly turn over any Senior Secured Obligations Collateral then held by it over to the Applicable Senior Collateral Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Secured Obligations.

(c)    Prior to the Discharge of Senior Secured Obligations, if any Junior Secured Obligations Secured Party holds any Lien on any assets of the U.S. Borrower or any other Grantor securing any Junior Claims that are intended to secure the Senior Claims pursuant to the Senior Secured Obligations Collateral Documents but are not already subject to a senior Lien in favor of the Senior Secured Obligations

Secured Parties, such Junior Secured Obligations Secured Party, upon demand by any Senior Secured Obligations Secured Party, will assign such Lien to the applicable Senior Representative, as security for such Senior Secured Obligations (in which case the Junior Secured Obligations Secured Parties may retain a junior Lien on such assets subject to the terms hereof).

SECTION 2.05    Automatic Release of Junior Liens.

(a)    Each First-Priority Lien Obligations Representative and each other First-Lien Secured Party agrees that, in the event of a sale, transfer or other disposition of any ABL Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such ABL Priority Collateral that results in the release by the ABL Facility Collateral Agent of the Lien held by the ABL Facility Collateral Agent on such ABL Priority Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the First-Priority Lien Obligations Documents at the time of such sale, transfer or other disposition), the Lien held by the Applicable First-Lien Agent on such ABL Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the First-Priority Lien Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of the ABL Obligations, and the Liens on such remaining proceeds securing the First-Priority Lien Obligations shall not be automatically released pursuant to this Section 2.05(a).

(b)    The ABL Facility Collateral Agent and each other ABL Facility Secured Party agrees that, in the event of a sale, transfer or other disposition of any Term Loan Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Term Loan Priority Collateral that results in the release by the Applicable First-Lien Agent of the Lien held by the Applicable First-Lien Agent on such Term Loan Priority Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the ABL Facility Documents at the time of such sale, transfer or other disposition), the Lien held by the ABL Facility Collateral Agent on such Term Loan Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the ABL Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of all First-Priority Lien Obligations, and the Liens on such remaining proceeds securing the ABL Obligations shall not be automatically released pursuant to this Section 2.05(b).

(c)    Each Junior Representative and each Junior Collateral Agent agrees to execute and deliver (at the sole cost and expense of the applicable Grantors) all such authorizations and other instruments as shall reasonably be requested by the applicable Senior Representative or the Applicable Senior Collateral Agent to evidence and confirm any release of Junior Collateral provided for in this Section.

(d)    If at any time any Grantor or the holder of any Senior Secured Obligations delivers notice to each Junior Collateral Agent that any specified Senior Secured Obligations Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of (i) by the owner of such Collateral in a transaction permitted under the First-Priority Lien Obligations Documents and the ABL Facility Documents, or (ii) during the existence of any Event of Default under the ABL Facility, the First-Lien Credit Agreement or any Other First-Priority Lien Obligations Credit Document, as applicable, to the extent the Applicable Senior Collateral Agent has consented to such sale, transfer or disposition, then the Liens in favor of the Junior Secured Obligations Secured Parties upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Senior Secured Obligations Collateral are released and discharged; provided that the proceeds of such sale, transfer or disposition shall be applied in accordance with Section 2.01(a). Upon delivery to each Junior Collateral Agent of a notice from the Applicable Senior Collateral Agent stating that any release of Liens securing or supporting the Senior Secured Obligations has become effective (or shall become effective upon each Junior Collateral Agent’s release), each Junior Collateral Agent will promptly execute and deliver such instruments, releases, terminations statements or other documents confirming such release on customary terms. In the case of the sale of all or substantially all of the equity interests of a Grantor or any of its Subsidiaries, the guarantee in favor of the Junior Secured Obligations Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of Senior Secured Obligations is released and discharged.

SECTION 2.06    Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.

(a)    This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Debtor Relief Law by or against the U.S. Borrower or any of its subsidiaries.

(b)    If the U.S. Borrower or any of its subsidiaries shall become subject to a case (a “Bankruptcy Case”) under any Debtor Relief Law:

(i)    if the ABL Facility Collateral Agent desires to permit any Grantor to become subject to a Bankruptcy Case, as debtor(s)-in-possession, and move for the approval of financing (“DIP Financing”) secured by a Lien on the ABL Priority Collateral, to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, then the Applicable First-Lien Agent and the First-Lien Secured Parties hereby agree not to object to any such financing or to the Liens on the ABL Priority Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes ABL Priority Collateral, unless the ABL Facility Collateral Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral that constitutes ABL Priority Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such ABL Priority Collateral for the benefit of the ABL Facility Secured Parties, each First-Lien Secured Party will subordinate its Liens with respect to such ABL Priority Collateral on the same terms as the Liens of the ABL Facility Secured Parties (other than any Liens of any ABL Facility Secured Party constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such ABL Priority Collateral granted to secure the ABL Obligations of the ABL Facility Secured Parties, each First-Lien Secured Party will confirm the priorities with respect to such ABL Priority Collateral as set forth herein), in each case so long as (A) the First-Lien Secured Parties retain the benefit of their Liens on all such ABL Priority Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding (other than any Liens constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First-Lien Secured Parties are granted Liens on any additional collateral pledged to any ABL Facility Secured Party as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the ABL Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any ABL Facility Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01(a) of this Agreement; provided that the First-Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral that shall not constitute ABL Priority Collateral; and provided further that the First-Lien Secured Parties receiving adequate protection shall not object to any other First-Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First-Lien Secured Parties in connection with a DIP Financing or use of cash collateral; and

(ii)    if the Applicable First-Lien Agent desires to permit any Grantor to become subject to a Bankruptcy Case, as debtor(s)-in-possession, and move for the approval of a DIP Financing secured by a Lien on Term Loan Priority Collateral, to be provided by DIP Lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, then the ABL Facility Collateral Agent and the ABL Facility Secured Parties hereby agree not to object to any such financing or to the DIP Financing Liens or to any use of cash collateral that constitutes Term Loan Priority Collateral, unless the Applicable First-Lien Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral that constitutes Term Loan Priority Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Term Loan Priority Collateral for the benefit of the First-Lien Secured Parties, each ABL Facility Secured Party will subordinate its Liens with respect to such Term Loan Priority Collateral on the same terms as the Liens of the First-Lien Secured Parties (other than any Liens of any ABL Facility Secured Party constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Term Loan Priority Collateral granted to secure the First-Priority Lien Obligations of the First-Lien Secured Parties, each ABL Facility Secured Party will confirm the priorities with respect to such Term Loan Priority Collateral as set forth herein), in each case so long as (A) the ABL Facility Secured Parties retain the benefit of their Liens on all such Term Loan Priority Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding (other than any Liens constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the ABL Facility Secured Parties are granted Liens on any additional collateral pledged to any First-Lien Secured Party as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First-Priority Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any First-Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.01(a) of this Agreement; provided that the ABL Facility Secured Parties shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral that shall not constitute Term Loan Priority Collateral; and provided further that the ABL Facility Secured Parties receiving adequate protection shall not object to any other ABL Facility Secured Party receiving adequate protection comparable to any adequate protection granted to such ABL Facility Secured Parties in connection with a DIP Financing or use of cash collateral.

(c)    The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party agrees that it will not object to and will not otherwise contest: (i) any motion for relief from the automatic stay (including by way of moratorium) or from any injunction against foreclosure or enforcement in respect of the Senior Secured Obligations made by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party; (ii) any lawful exercise by any holder of Senior Claims of the right to credit bid Senior Claims in any sale of Collateral that is Senior Secured Obligations Collateral with respect to such Senior Claims; (iii) any other request for judicial relief made in any court by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party relating to the lawful enforcement of any Lien on the Senior Secured Obligations Collateral; (iv) any sale or other disposition of any Senior Secured Obligations Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code (or any equivalent action under any other Debtor Relief Law) if the Senior Secured Obligations Secured Parties of any Series shall have consented to such sale or disposition of such Senior Secured Obligations Collateral; or (v) any order relating to a sale of assets of the U.S. Borrower or any of its subsidiaries for which the Applicable Senior Collateral Agent has consented which provides that, to the extent the sale is to be free and clear of Liens, the Liens securing the Senior Secured Obligations and the Junior Secured Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing such Obligations on the assets being sold, in accordance with this Agreement.

(d)    The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party agrees that it will not seek relief from the automatic stay (including by way of moratorium) or any other stay in any Insolvency or Liquidation Proceeding with respect to Senior Secured Obligations Collateral without the prior consent of the Applicable Senior Collateral Agent.

(e)    The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party hereby agrees that it will not object to and will not otherwise contest (or support any other Person contesting): (i) any request by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party for adequate protection or (ii) any objection by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party to any motion, relief, action or proceeding based on the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (x) if the Senior Secured Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar law, then the Applicable Junior Collateral Agent may seek or request adequate protection in the form of a replacement Lien on such additional collateral, so long as, with respect to the Senior Secured Obligations Collateral, such Lien is subordinated to the Liens securing the Senior Secured Obligations and such DIP Financing (and all obligations relating thereto), on the same basis as the other Liens securing Junior Secured Obligations on the Senior Secured Obligations Collateral are subordinated to the Liens on Senior Secured Obligations Collateral securing the Senior Secured Obligations under this Agreement and (y) in the event the Applicable Junior Collateral Agent seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Applicable Junior Collateral Agent and the Junior Secured Obligations Secured Parties hereby agree that the Senior Secured Obligations Secured Parties shall also be granted a Lien on such additional collateral as security for the Senior Secured Obligations and any such DIP Financing and that any Lien on such additional collateral that constitutes Senior Secured Obligations Collateral securing the Junior Secured Obligations shall be subordinated to the Liens on such collateral securing the Senior Secured Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens on Senior Secured Obligations Collateral granted to the holders of Senior Secured Obligations as adequate protection on the same basis as the Liens securing Junior Secured Obligations are so subordinated to the Liens securing the Senior Secured Obligations under this Agreement.

(f)    The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party hereby agrees that (i) it will not oppose or seek to challenge any claim by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party for allowance of Senior Secured Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Applicable Senior Collateral Agent’s Lien on the Senior Secured Obligations Collateral, without regard to the existence of the Lien of the Junior Secured Obligations Secured Parties on the Senior Secured Obligations Collateral, and (ii) until the Discharge of Senior Secured Obligations has occurred, the Applicable Junior Collateral Agent, on behalf of itself and the Junior Secured Obligations Secured Parties, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens on Senior Secured Obligations Collateral securing the Senior Secured Obligations for costs or expenses of preserving or disposing of any Collateral.

(g)    The Applicable First-Lien Agent, on behalf of the First-Lien Secured Parties, and the ABL Facility Collateral Agent, on behalf of the ABL Facility Secured Parties, acknowledge and intend that the grants of Liens pursuant to the First-Lien Security Documents, on the one hand, and the ABL Facility Security Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the First-Priority Lien Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Facility Secured Parties and the First-Lien Secured Parties in respect of any Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Facility Secured Parties and the First-Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations and First-Priority Lien Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the Term Loan Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is Junior Secured Obligations Collateral), the ABL Facility Secured Parties or the First-Lien Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that are available from the Senior Secured Obligations Collateral for each of the ABL Facility Secured Parties and the First-Lien Secured Parties, respectively, before any distribution is made in respect of the Junior Claims with respect to such Collateral, with the holder of such Junior Claims hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries).

SECTION 2.07    Reinstatement. In the event that any of the Senior Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under any Debtor Relief Law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Senior Secured Obligations shall again have been irrevocably paid in full in cash.

SECTION 2.08    Entry Upon Premises by the ABL Facility Collateral Agent.

(a)    If the ABL Facility Collateral Agent takes any enforcement action with respect to the ABL Priority Collateral, the First-Lien Secured Parties (i) shall cooperate with the ABL Facility Collateral Agent (at the sole cost and expense of the ABL Facility Collateral Agent and subject to the condition that the First-Lien Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the First-Lien Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral and to finish any work-in-process and assemble the ABL Priority Collateral, (ii) shall not take or direct any Collateral Agent (including any receiver, receiver and manager, interim receiver or agent appointed by it) to take any action designed or intended to hinder or restrict in any respect the ABL Facility Collateral Agent (including any receiver, receiver and manager, interim receiver or agent appointed by it) from enforcing its security interest in the ABL Priority Collateral or from finishing any work-in-process or assembling the ABL Priority Collateral, and (iii) shall permit and direct the Applicable First-Lien Agent and each other Senior First-Priority Collateral Agent (including any receiver, receiver and manager, interim receiver delegate or agent they may appoint) to permit the ABL Facility Collateral Agent, and their respective employees, advisers and representatives (and including any receiver, receiver and manager, interim receiver delegate or agent they may appoint), at the sole cost and expense of the ABL Facility Secured Parties and upon reasonable advance notice, to enter upon and use the Term Loan Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property) for a period not to exceed 180 days (except with respect to intellectual property, which use shall be permitted in accordance by Section 2.08(c)) after the taking of such enforcement action, for purposes (to the extent permitted under applicable law) of (A) assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods of any ABL Priority Collateral consisting of work-in-process, (B) selling any or all of the ABL Priority Collateral located on such Term Loan Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located on such Term Loan Priority Collateral, or (D) taking reasonable actions to protect, secure, and otherwise enforce the rights and remedies of the ABL Facility Secured Parties and the ABL Facility Collateral Agent in and to and relating to the ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of a Senior First-Priority Collateral Agent (acting on the instructions of the applicable First-Lien Secured Parties) from selling, assigning or otherwise transferring any Term Loan Priority Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. If the ABL Facility Collateral Agent (including any receiver, receiver and manager, interim receiver or agent appointed by it) conducts a public auction or private sale of the ABL Priority Collateral at any of the real property included within the Term Loan Priority Collateral, the ABL Facility Collateral Agent shall use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt any Senior First-Priority Collateral Agent’s use of such real property for the benefit of the First-Lien Secured Parties.

(b)    During the period of actual occupation, use or control by the ABL Facility Secured Parties or their agents or representatives (including the ABL Facility Collateral Agent to the extent acting on behalf of such parties and including any receiver, receiver and manager, interim receiver, delegate or agent they may appoint) of any Term Loan Priority Collateral, the ABL Facility Secured Parties shall be obligated to repair at their expense any physical damage to such Term Loan Priority Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Term Loan Priority Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Facility Secured Parties have any liability to the First-Lien Secured Parties pursuant to this Section as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Facility Secured Parties of their rights under this Section and the ABL Facility Secured Parties shall have no duty or liability to maintain the Term Loan Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Facility Secured Parties, or for any diminution in the value of the Term Loan Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Term Loan Priority Collateral by the ABL Facility Secured Parties in the manner and for the time periods specified under this Section 2.08. Without limiting the rights granted in this paragraph, the ABL Facility Secured Parties shall cooperate with the Applicable First-Lien Agent (at the sole cost and expense of the Applicable First-Lien Agent and subject to the condition that the ABL Facility Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the ABL Facility Secured Parties) in connection with any efforts made by it to cause the Term Loan Priority Collateral to be sold.

(c)    In addition, the First-Lien Secured Parties and their respective Senior Representatives hereby grant to the ABL Facility Collateral Agent and the ABL Facility Secured Parties a non-exclusive worldwide license or right to use, to the maximum extent permitted by applicable law and to the extent of their interest therein, exercisable without payment of royalty or other compensation, any of the Term Loan Priority Collateral consisting of intellectual property in connection with the liquidation, collection, disposition or other realization upon the ABL Priority Collateral pursuant to any enforcement action by the ABL Facility Collateral Agent and the ABL Facility Secured Parties; provided, however, such non-exclusive license shall immediately expire upon the sale, lease, transfer or other disposition of all such ABL Priority Collateral.

SECTION 2.09    Insurance. Unless and until the ABL Obligations have been Discharged, as between the ABL Facility Collateral Agent, on the one hand, and the Applicable First-Lien Agent, on the other hand, only the ABL Facility Collateral Agent will have the right (subject to the rights of the Grantors under the ABL Facility Documents and the First-Priority Lien Obligations Documents) to adjust or settle any insurance policy or claim covering or constituting ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL Priority Collateral. Unless and until the First-Priority Lien Obligations have been Discharged, as between the ABL Facility Collateral Agent, on the one hand, and the Applicable First-Lien Agent, on the other hand, only the Applicable First-Lien Agent will have the right (subject to the rights of the Grantors under the ABL Facility Documents and the First-Priority Lien Obligations Documents) to adjust or settle any insurance policy covering or constituting Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting the Term Loan Priority Collateral. To the extent that an insured loss covers or constitutes ABL Priority Collateral and Term Loan Priority Collateral, then the ABL Facility Collateral Agent and the Applicable First-Lien Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the ABL Facility Documents and the First-Priority Lien Obligations Documents) under the relevant insurance policy.

SECTION 2.10    Refinancings. Each of the ABL Obligations and the First‑Priority Lien Obligations and the agreements governing them may be Refinanced, in each case without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any ABL Facility Document or any First-Priority Lien Obligations Document) of, any ABL Facility Secured Party or any First‑Lien Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such Refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing (to the extent they are not already so bound) to the terms of this Agreement pursuant to such Refinancing documents or agreements (including amendments or supplements to this Agreement) as each Applicable Senior Collateral Agent, shall reasonably request and in form and substance reasonably acceptable to such Applicable Senior Collateral Agent. In connection with any Refinancing contemplated by this Section 2.10, this Agreement may be amended at the request and sole expense of the U.S. Borrower, and without the consent (except to the extent a consent is otherwise required to permit such Refinancing transaction under any ABL Facility Document or any First-Priority Lien Obligations Document) of any Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (b) to confirm that such Refinancing indebtedness in respect of any First-Priority Lien Obligations shall have the same rights and priorities in respect of any Term Loan Priority Collateral as the indebtedness being Refinanced and (c) to confirm that such Refinancing indebtedness in respect of any ABL Obligations shall have the same rights and priorities in respect of any ABL Priority Collateral as the indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing. Any such additional party and each Applicable Senior Collateral Agent shall be entitled to rely on the determination of officers of the U.S. Borrower that such modifications do not violate the ABL Facility Documents or the First-Priority Lien Obligations Documents if such determination is set forth in an officers’ certificate delivered to such party and each Applicable Senior Collateral Agent; provided, however, that such determination will not affect whether or not the U.S. Borrower has complied with its undertakings in any such document or this Agreement.

SECTION 2.11    Amendments to Security Documents.

(a)    Each of the First-Priority Lien Obligations Representatives and other First-Lien Secured Parties agrees that, without the prior written consent of the ABL Facility Collateral Agent, no First-Lien Security Document to which such First-Priority Lien Obligations Representative or First-Lien Secured Party is party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification or the terms of any new First-Lien Security Document would be prohibited by or inconsistent with any of the terms of this Agreement.

(b)    Each of the ABL Facility Collateral Agent and other ABL Facility Secured Parties agrees that, without the prior written consent of the Applicable First-Lien Agent and each Senior First-Priority Collateral Agent, no ABL Facility Security Document to which the ABL Facility Collateral Agent or ABL Facility Secured Parties are party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification or the terms of any new ABL Facility Security Document would be prohibited by or inconsistent with any of the terms of this Agreement.

(c)    In the event that any Senior Collateral Agent or Senior Secured Obligations Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the Senior Secured Obligations Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, such Senior Secured Obligations Collateral Document or changing in any manner the rights of such Senior Collateral Agent, such Senior Secured Obligations Secured Parties, the U.S. Borrower or any other Grantor thereunder (including the release of any Liens in the applicable Senior Secured Obligations Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Junior Priority Collateral Document without the consent of any Junior Collateral Agent or any Junior Lien Obligations Secured Party and without any action by any Junior Collateral Agent, any Junior Lien Obligations Secured Party, the U.S. Borrower or any other Grantor; provided, however, that (A) such amendment, waiver or consent does not materially adversely affect the rights of the applicable Junior Lien Obligations Secured Parties or the interests of the applicable Junior Lien Obligations Secured Parties in the applicable Junior Lien Obligations Collateral and not the Senior Collateral Agent or the Senior Secured Obligations Secured Parties, as the case may be, that have a security interest in the affected collateral in a like or similar manner, and (B) written notice of such amendment, waiver or consent shall have been given by the U.S. Borrower to the Applicable Junior Collateral Agent.

SECTION 2.12    Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a)    Each Possessory Collateral Agent agrees to hold the Possessory Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for, or, as applicable, on trust for, the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the ABL Facility Security Documents or the First-Lien Security Documents, subject to the terms and conditions of this Section 2.12. To the extent any Possessory Collateral is possessed by or is under the control of a Collateral Agent (either directly or through its agents or bailees) other than the Applicable Possessory Collateral Agent, such Collateral Agent shall deliver such Possessory Collateral to (or shall cause such Possessory Collateral to be delivered to) the Applicable Possessory Collateral Agent and shall take all actions reasonably requested in writing by the Applicable Possessory Collateral Agent to cause the Applicable Possessory Collateral Agent to have possession or control of same. Pending such delivery to the Applicable Possessory Collateral Agent, each other Collateral Agent agrees to hold any Possessory Collateral as gratuitous bailee, or, as applicable, on trust for, for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable ABL Facility Security Documents or First-Lien Security Documents, in each case subject to the terms and conditions of this Section 2.12.

(b)    The duties or responsibilities of each Possessory Collateral Agent and each other Collateral Agent under this Section 2.12 shall be limited solely to holding the Possessory Collateral as gratuitous bailee, or, as applicable, on trust for, for the benefit of each Secured Party for purposes of perfecting the security interest held by the Secured Parties therein.

(c)    Upon the Discharge of all First-Priority Lien Obligations, each Senior First‑Priority Collateral Agent shall deliver to the ABL Facility Collateral Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the ABL Facility Collateral Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The U.S. Borrower and the Dutch Term Loan Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. No Senior First-Priority Collateral Agent shall be obligated to follow instructions from the ABL Facility Collateral Agent in contravention of this Agreement.

(d)    Upon the Discharge of all ABL Obligations, the ABL Facility Collateral Agent shall deliver to the Applicable First-Lien Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the Applicable First-Lien Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The U.S. Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. The ABL Facility Collateral Agent shall not be obligated to follow instructions from any Senior First-Priority Collateral Agent in contravention of this Agreement.

SECTION 2.13    Appointment of a UK Administrator.

(a)    If the ABL Facility Collateral Agent intends to commence enforcement proceedings with respect to any UK Grantor, the ABL Facility Collateral Agent shall, prior to filing notice of an intention to appoint a UK Administrator or any other documents in connection therewith, give written notice (by email, with an original to follow by mail) to the First-Lien Collateral Agent of its intention to do so (such notice being an “ABL Administrator Appointment Notice” and the 5 Business Day period following the receipt by the First-Lien Collateral Agent of the ABL Administrator Appointment Notice being the “ABL Administrator Appointment Notice Period”). The First-Lien Collateral Agent shall be entitled at any time during the ABL Administrator Appointment Notice Period to select and appoint a UK Administrator provided that such appointee is mutually agreed between the ABL Facility Collateral Agent and the First-Lien Collateral Agent. If the First-Lien Collateral Agent consents in writing to the appointment of the UK Administrator identified by the ABL Facility Collateral Agent in an ABL Administrator Appointment Notice, or decline to agree the identity of a UK Administrator prior to the end of the ABL Administrator Appointment Notice Period (or such longer period as the ABL Facility Collateral Agent and the First-Lien Collateral Agent may agree), then the ABL Facility Collateral Agent’s selection shall prevail and the ABL Facility Collateral Agent shall then be entitled to select and appoint a UK Administrator.

(b)    If the First-Lien Collateral Agent intends to commence enforcement proceedings with respect to any UK Grantor, the First-Lien Collateral Agent shall, prior to filing notice of an intention to appoint a UK Administrator or any other documents in connection therewith, give written notice (by email, with an original to follow by mail) to the ABL Facility Collateral Agent of its intention to do so (such notice being an “Term Loan Administrator Appointment Notice” and the 5 Business Day period following the receipt by the ABL Facility Collateral Agent of the Term Loan Administrator Appointment Notice being the “Term Loan Administrator Appointment Notice Period”). The ABL Facility Collateral Agent shall be entitled at any time during the Term Loan Administrator Appointment Notice Period to select and appoint a UK Administrator, provided that such appointee is mutually agreed between the ABL Facility Collateral Agent and the First-Lien Collateral Agent. If the ABL Facility Collateral Agent consents in writing to the appointment of the UK Administrator identified by the First-Lien Collateral Agent in a Term Loan Administrator Appointment Notice, or declines agree the identity of a UK Administrator prior to the end of the Term Loan Administrator Appointment Notice Period (or such longer period as the ABL Facility Collateral Agent and the First-Lien Collateral Agent may agree), then the First-Lien Collateral Agent's selection shall prevail and the First-Lien Collateral Agent shall then be entitled to select and appoint a UK Administrator.

(c)    If the appointment of a UK Administrator is made in accordance with paragraphs (a) or (b) above, none of the ABL Facility Collateral Agent, the First-Lien Collateral Agent nor any UK Grantor shall object to such selection and appointment or (save in the case of any misfeasance by such appointee, but subject in such case to prior consultation with the ABL Facility Collateral Agent and the First Lien Collateral Agent) seek to replace such appointee.

(d)    If any UK Administrator (or any receiver, liquidator, examiner or other officeholder appointed in connection with any Insolvency or Liquidation Proceeding involving any UK Grantor) wishes to consult with, or refer questions to, the creditors of a UK Grantor, then it is agreed that, (i) in relation to ABL Priority Collateral, the First-Lien Collateral Agent shall defer to the ABL Facility Collateral Agent in liaising with the UK Administrator (or such receiver, liquidator, examiner or other officeholder), and (ii) in relation to Term Loan Priority Collateral of any UK Grantor, the ABL Facility Collateral Agent shall defer to the First-Lien Collateral Agent in liaising with the UK Administrator (or such receiver, liquidator, examiner or other officeholder). The Person appointing the UK Administrator (or receiver, liquidator, examiner or other officeholder appointed in connection with such Insolvency or Liquidation Proceeding) shall make the UK Administrator (or such receiver, liquidator, examiner or other officeholder) expressly aware of such arrangements upon the appointment of the UK Administrator (or such receiver, liquidator, examiner or other officeholder). For the avoidance of doubt, to the extent that any UK Administrator (or any receiver, liquidator, examiner or other officeholder appointed in connection with any

Insolvency or Liquidation Proceeding involving any UK Grantor) requests direction from, or the consent of, (A) the ABL Facility Collateral Agent in connection with the transfer, operation, protection, exchange, disposal or the taking of (or the failure to take) any action with respect to Term Loan Priority Collateral, the ABL Facility Collateral Agent shall give such responses as are determined by the First-Lien Collateral Agent, and (B) the First-Lien Collateral Agent in connection with the transfer, operation, protection, exchange, disposal or the taking of (or the failure to take) any action with respect to ABL Priority Collateral, the First-Lien Collateral Agent shall give such responses as are determined by the ABL Facility Collateral Agent.

(e)    The fees, costs and expenses of any UK Administrator appointed pursuant to this Section 2.13 shall be governed by the UK Insolvency Act 1986. Such fees, costs and expenses of any UK Administrator shall be paid out of the proceeds of any sale of the assets which are the subject of the appointment. The Person appointing the UK Administrator shall make the UK Administrator expressly aware of such arrangements upon the appointment of the UK Administrator.

SECTION 2.14    Control Agreements. The ABL Facility Collateral Agent hereby agrees to act as collateral agent of the First-Lien Secured Parties under each control agreement solely for the purpose of perfecting the Lien of the First-Lien Secured Parties in the deposit accounts and securities accounts subject to such control agreements by control. The First-Lien Collateral Agent, on behalf of the First-Lien Secured Parties, hereby appoints the ABL Facility Collateral Agent to act as its collateral agent under each such control agreement, as applicable. The duties or responsibilities of the ABL Facility Collateral Agent under this Section 2.14 shall be limited solely to acting as agent for the benefit of each First-Lien Secured Party for purposes of perfecting the security interest held by the Secured Parties in the deposit accounts and securities accounts subject to such control agreements by control, in each case prior to the Discharge of all ABL Obligations.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Secured Obligations (or the existence of any commitment to extend credit that would constitute Senior Secured Obligations) or Junior Secured Obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that, if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the U.S. Borrower. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the U.S. Borrower or any of its subsidiaries, any Secured Party or any other Person as a result of such determination.
ARTICLE IV

Consent of Grantors

Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the ABL Facility Security Documents and the First-Lien Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein, including under Section 2.05 and Section 6.11).
ARTICLE V

Representations and Warranties

SECTION 5.01    Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a)    Such party is duly organized or incorporated (as the case may be), validly existing and, if applicable, in good standing (or the equivalent status under the laws of any foreign jurisdiction) under the laws of the jurisdiction of its organization or incorporation (as the case may be) and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b)    This Agreement has been duly executed and delivered by such party.

(c)    The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the ABL Facility), (ii) will not violate any applicable law or regulation or any order of any governmental authority or any credit agreement, agreement or other instrument binding upon such party which could reasonably be expected to have such a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

SECTION 5.02    Representations and Warranties of Each Representative. Each Collateral Agent and Representative represents and warrants to the other parties hereto that it is authorized under the ABL Facility or the applicable First-Priority Lien Obligations Documents, as applicable, to enter into this Agreement.

ARTICLE VI

Miscellaneous

SECTION 6.01    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)    if to the ABL Facility Collateral Agent, to it at JPMorgan Chase Bank, N.A., 500 Stanton Christiana Rd., 1/NCC5, Newark, DE 19713, Attention: Investment Bank Loan Operations, Jane Dreisbach, Telephone: 302-634-1704, Telecopier: 302-634-4733, E-mail: jane.dreisbach@Jpmorgan.com;

(b)    if to the First-Lien Collateral Agent, to it at JPMorgan Chase Bank, N.A., 500 Stanton Christiana Rd., 1/NCC5, Newark, DE 19713, Attention: Investment Bank Loan Operations, Jane Dreisbach, Telephone: 302-634-1704, Telecopier: 302-634-4733, E-mail: jane.dreisbach@Jpmorgan.com;

(c)    if to any Other First-Priority Lien Obligations Collateral Agent or Other First-Priority Lien Obligations Representative, to it at the address set forth in the applicable Joinder Agreement;

(d)    if to the U.S. Borrower, to it at Hexion Inc., 180 East Broad Street, Columbus, Ohio 43215, Attention: George F. Knight, Chief Financial Officer, Telephone: 614-225-2069 , E-mail: george.knight@hexion.com;

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attention: Gregory A. Ezring, Telephone: 212-373-3458, Telecopier: 212-492-0458, E-mail: gezring@paulweiss.com; and

(e)    if to any other Grantor, to it in care of the U.S. Borrower as provided in clause (e) above.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the U.S. Borrower shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 6.01. As agreed to in writing among the U.S. Borrower, the ABL Facility Collateral Agent, the Applicable First-Lien Agent, the First-Lien Collateral Agent and each Other First-Priority Lien Obligations Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.
SECTION 6.02    Waivers; Amendment.

(a)    No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)    Subject to Sections 2.03, 2.10, 2.11 and 6.15 hereof, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Representative, each Collateral Agent and the U.S. Borrower (for and on behalf of each of the other Grantors). Notwithstanding anything to the contrary, this Agreement may be amended from time to time at the request of the U.S. Borrower, at the U.S. Borrower’s expense and without the consent of any Representative, any Collateral Agent, any ABL Facility Secured Party or any First-Lien Secured Party to (i) add other parties holding other ABL Obligations (or any agent or trustee therefor) and Other First-Priority Lien Obligations (or any agent or trustee therefor) in each case to the extent such indebtedness is not prohibited by the ABL Facility Documents or the First-Priority Lien Obligations Documents, (ii) in the case of other ABL Obligations, (A) establish that the Lien on the Term Loan Priority

Collateral securing such other ABL Obligations shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any First-Priority Lien Obligations and shall share in the benefits of the Term Loan Priority Collateral equally and ratably with all Liens on the Term Loan Priority Collateral securing any other ABL Obligations (subject to the terms of the ABL Facility Documents), (B) establish that the Lien on the ABL Priority Collateral securing such other ABL Obligations shall be superior in all respects to all Liens on the ABL Priority Collateral securing any First-Priority Lien Obligations and shall share in the benefits of the ABL Priority Collateral equally and ratably with all Liens on the ABL Priority Collateral securing any other ABL Obligations (subject to the terms of the ABL Facility Documents), and (C) provide to the holders of such other ABL Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Applicable Senior Collateral Agent) as are provided to the holders of ABL Obligations under this Agreement, and (iii) in the case of Other First-Priority Lien Obligations, (A) establish that the Lien on the Term Loan Priority Collateral securing such Other First-Priority Lien Obligations shall be superior in all respects to all Liens on the Term Loan Priority Collateral securing any ABL Obligations and shall share in the benefits of the Term Loan Priority Collateral equally and ratably with all Liens on the Term Loan Priority Collateral securing any other First-Priority Lien Obligations (subject to the terms of the First-Priority Lien Obligations Documents), (B) establish that the Lien on the ABL Priority Collateral securing such Other First-Priority Lien Obligations shall be junior and subordinate in all respects to all Liens on the ABL Priority Collateral securing any ABL Obligations and shall share in the benefits of the ABL Priority Collateral equally and ratably with all Liens on the ABL Priority Collateral securing any other First-Priority Lien Obligations (subject to the terms of the First-Priority Lien Obligations Documents), and (C) provide to the holders of such Other First-Priority Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Applicable Senior Collateral Agent) as are provided to the holders of then-existing First-Priority Lien Obligations under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the ABL Facility Documents or the First-Priority Lien Obligations Documents. Any such additional party and each Applicable Senior Collateral Agent shall be entitled to rely on the determination of officers of the U.S. Borrower that such modifications do not violate the ABL Facility Documents or the First-Priority Lien Obligations Documents if such determination is set forth in an officers’ certificate delivered to such party and each Applicable Senior Collateral Agent; provided, however, that such determination will not affect whether or not the U.S. Borrower has complied with its undertakings in any such document or this Agreement.

SECTION 6.03    Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other ABL Facility Secured Parties and the other First-Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 6.04    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 6.05    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6.06    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.07    Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.08    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.09    Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.10    Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the ABL Facility Documents and/or any of the First-Priority Lien Obligations Documents, the provisions of this Agreement shall control.

SECTION 6.11    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Facility Secured Parties and the First-Lien Secured Parties in relation to one another. None of the U.S. Borrower, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 2.05, 2.06, 2.10, 2.11, Article V and Article VI) is intended to or will amend, waive or otherwise modify the provisions of the ABL Facility or any First‑Priority Lien Obligations Documents), and none of the U.S. Borrower or any other Grantor may rely on the terms hereof (other than Sections 2.05, 2.06, 2.10, 2.11, Article V and Article VI). Nothing in this Agreement is intended to or shall impair the obligations of the U.S. Borrower or any other Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any ABL Facility Document or any First‑Priority Lien Obligations Document, the Grantors shall not be required to act or refrain from acting (a) pursuant to this Agreement or any First-Priority Lien Obligations Document with respect to any ABL Priority Collateral in any manner that would cause a default under any ABL Facility Document, or (b) pursuant to this Agreement or any ABL Facility Document with respect to any Term Loan Priority Collateral in any manner that would cause a default under any First-Priority Lien Obligations Document.

SECTION 6.12    Agent Capacities. Except as expressly set forth herein, none of the ABL Facility Collateral Agent, the Applicable First-Lien Agent, the First-Lien Collateral Agent, the Other First-Priority Lien Obligations Representatives or the Other First-Priority Lien Obligations Collateral Agents shall have (i) any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the ABL Facility Documents and the First-Priority Lien Obligations Documents, as the case may be, or (ii) any liability or responsibility for the actions or omissions of any other Secured Party or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. None of the ABL Facility Collateral Agent, the Applicable First-Lien Agent, the First-Lien Collateral Agent, the Other First-Priority Lien Obligations Representatives or the Other First-Priority Lien Obligations Collateral Agents shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or Grantor) any amounts in violation of the terms of this Agreement, so long as such Person is acting in good faith and without gross negligence or willful misconduct.

SECTION 6.13    Applicable First-Lien Agent and First-Lien Collateral Agent. Each of the Applicable First-Lien Agent and the First-Lien Collateral Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to directions set forth in the First-Priority Lien Obligations Documents (including any intercreditor agreements with respect thereto); and in so doing, neither the Applicable First-Lien Agent nor the First-Lien Collateral Agent shall be responsible for the terms or sufficiency of this Agreement for any purpose. Neither the Applicable First-Lien Agent nor the First-Lien Collateral Agent shall have duties or obligations under or pursuant to this Agreement other than such duties as are expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each of the Applicable First-Lien Agent and the First-Lien Collateral Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the First-Priority Lien Obligations Documents (including any intercreditor agreements with respect thereto).

SECTION 6.14    Supplements. Upon the execution by any subsidiary of the U.S. Borrower of a supplement hereto in form and substance satisfactory to the Collateral Agents, such subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the U.S. Borrower and each Grantor are so bound. The U.S. Borrower shall cause any subsidiary that becomes a Grantor to execute and deliver such supplement.

SECTION 6.15    Joinder Requirements. The U.S. Borrower may designate additional obligations as Other First-Priority Lien Obligations or other ABL Obligations only if (x) the incurrence of such obligations is permitted under each of the ABL Facility, any existing First-Priority Lien Obligations Document, as applicable, and this Agreement, and (y) the U.S. Borrower shall have delivered an officer’s certificate to each Collateral Agent certifying to same. If so permitted, the U.S. Borrower shall (i) notify each Representative in writing of such designation and (ii) cause (1) the applicable Other First-Priority Lien Obligations Representative and/or the applicable Other First-Priority Lien Obligations Collateral Agent or (2) the new collateral agent for the new ABL Obligations, as applicable, to execute and deliver to each other Representative, a Joinder Agreement substantially in the form of Exhibit A or Exhibit B, as applicable, hereto and/or intercreditor agreement with regard to the First-Priority Lien Obligations, as applicable.

SECTION 6.16    Other Junior Intercreditor Agreements.

In addition, in the event that the U.S. Borrower or any subsidiary incurs any obligations secured by a lien on any Collateral that is junior to the First-Priority Lien Obligations or the ABL Obligations, then the ABL Facility Collateral Agent, the First-Lien Collateral Agent, the Applicable First-Lien Agent, any such Other First-Priority Lien Obligations Representative and/or any Other First-Priority Lien Obligations Collateral Agent shall enter into an intercreditor agreement with the agent or trustee for the secured parties with respect to such secured obligation to reflect the relative lien priorities of such parties with respect to the Collateral and governing the relative rights, benefits and privileges as among such parties in respect of the Collateral, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as such secured obligations are permitted under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or the other ABL Facility Documents or First-Priority Lien Obligations Documents, as the case may be. Each party hereto agrees that the ABL Facility Secured Parties (as among themselves) and the First-Lien Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the Applicable Senior Collateral Agent governing the rights, benefits and privileges as among the ABL Facility Secured Parties or the First-Lien Secured Parties, as the case may be, in respect of the Collateral, this Agreement and the applicable Senior Secured Obligations Collateral Documents, as the case may be, including as to the application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the other applicable Senior Secured Obligations Collateral Documents, as the case may be. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other ABL Facility Document or First-Priority Lien Obligations Document, and the provisions of this Agreement and the other ABL Facility Documents and First-Priority Lien Obligations Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).
[Remainder of this page intentionally left blank; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as ABL Facility Collateral Agent
By: /s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Applicable First-Lien Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as First-Lien Collateral Agent

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

HEXION INC.

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

HEXION INTERMEDIATE HOLDING 2, INC.

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

HEXION INVESTMENTS INC.

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

HEXION DEER PARK LLC

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

LAWTER INTERNATIONAL INC.

By: /s/ Mark D. Bidstrup

Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

HEXION INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

HEXION CI HOLDING COMPANY (CHINA) LLC

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

NL COOP HOLDINGS LLC

By:	/s/ Mark D. Bidstrup
Name: Mark D. Bidstrup
Title: Senior Vice President and Treasurer

HEXION INTERNATIONAL COÖPERATIEF U.A.

By:	/s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director

HEXION B.V.

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director

HEXION VAD B.V.

By:	/s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director
HEXION MOERDIJK LEASE B.V.

By:	/s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By:

Name: JTC (Netherlands) BV
Title: Director
Represented by: IJM Mulder and L. G. van Rien
HEXION PERNIS LEASE B.V.

By:	/s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
HEXION BOTLEK B.V.

By:	/s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director

By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director

HEXION HOLDING B.V.

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director
RESOLUTION RESEARCH NEDERLAND B.V.

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ A. C. M. Laanen
Name: A. C. M. Laanen
Title: Director
HEXION INTERNATIONAL HOLDINGS B.V.

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director

HEXION EUROPE B.V.

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director
HEXION BRAZIL COÖPERATIEF U.A.

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director
By: /s/ P. R. van Heel

Name: P. R. van Heel
Title: Director
HEXION CANADA INC.

By: s/ Douglas A. Johns

Name: Douglas A. Johns
Title: Executive Vice President & Secretary
HEXION GMBH

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director

By: /s/ J. G. Vierhout
Name: J. G. Vierhout
Title: Director

HEXION UK LIMITED

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director

HEXION UK HOLDING LIMITED

By: /s/ A. W. M. Mertens
Name: A. W. M. Mertens
Title: Director

EXHIBIT A

JOINDER AGREEMENT
(Other First-Priority Lien Obligations)
This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [________] [__], [____], is among [____________] (the “New Representative”), as an Other First-Priority Lien Obligations Representative, [[____________] (the “New Collateral Agent”), as an Other First-Priority Lien Obligations Collateral Agent,] To be included if applicable. JPMORGAN CHASE BANK, N.A., as ABL Facility Collateral Agent, JPMORGAN CHASE BANK, N.A., as Applicable First-Lien Agent, JPMORGAN CHASE BANK, N.A., as First-Lien Collateral Agent, and HEXION INC. (on behalf of itself and its Subsidiaries).
This Agreement is supplemental to that certain ABL Intercreditor Agreement, dated as of July 1, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Representative [and the New Collateral Agent]) referred to above. This Agreement has been entered into to record the accession of the New Representative as Other First-Priority Lien Obligations Representative under the Intercreditor Agreement[, to record the accession of the New Collateral Agent as an Other First-Priority Lien Obligations Collateral Agent under the Intercreditor Agreement] and to evidence the authority granted by the New Representative to the First-Lien Applicable Agent and the First-Lien Collateral Agent to act on behalf of the New Representative under the Intercreditor Agreement.
ARTICLE I

Definitions

SECTION 1.01    Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01    The New Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Representative as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Representative.

SECTION 2.02    [The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent.]

SECTION 2.03    The New Representative agrees that the First-Lien Applicable Agent and the First-Lien Collateral Agent shall have the authority to act on behalf of the New Representative under the Intercreditor Agreement, and each of the First-Lien Applicable Agent and the First-Lien Collateral Agent accepts such authority.

SECTION 2.04    The New Representative [and the New Collateral Agent] [confirms] [confirm] that [its] [their] address details for notices pursuant to the Intercreditor Agreement are as follows: [_____________].

SECTION 2.05    Each party to this Agreement (other than the New Representative [and the New Collateral Agent]) confirms the acceptance of the New Representative [and the New Collateral Agent] as an Other First-Priority Lien Obligations Representative [and an Other First-Priority Lien Obligations Collateral Agent, respectively,] for purposes of the Intercreditor Agreement.

SECTION 2.06    [________] is acting in its capacity as Other First-Priority Lien Obligations Representative [and [________] is acting in its capacity as Other First-Priority Lien Obligations Collateral Agent] solely for the Secured Parties under [_____________].

ARTICLE III

Miscellaneous

SECTION 3.01    This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02    This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
[INSERT SIGNATURE BLOCKS]

EXHIBIT B

JOINDER AGREEMENT
(ABL Obligations)
This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [________] [__], [____], is among [____________], as an ABL Facility Collateral Agent (the “New Collateral Agent”), JPMORGAN CHASE BANK, N.A., as ABL Facility Collateral Agent, JPMORGAN CHASE BANK, N.A., as Applicable First-Lien Agent, JPMORGAN CHASE BANK, N.A., as First-Lien Collateral Agent, and HEXION INC. (on behalf of itself and its Subsidiaries).
This Agreement is supplemental to that certain ABL Intercreditor Agreement, dated as of July 1, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Collateral Agent as ABL Facility Collateral Agent under the Intercreditor Agreement.
ARTICLE I

Definitions

SECTION 1.01    Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01    The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an ABL Facility Collateral Agent as if it had originally been party to the Intercreditor Agreement as an ABL Facility Collateral Agent.

SECTION 2.02    The New Collateral Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: [_____________].

SECTION 2.03    Each party to this Agreement (other than the New Collateral Agent) confirms the acceptance of the New Collateral Agent as an ABL Facility Collateral Agent for purposes of the Intercreditor Agreement.

SECTION 2.04    [________] is acting in its capacity as ABL Facility Collateral Agent solely for the Secured Parties under [_____________].

ARTICLE III

Miscellaneous

SECTION 3.01    This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02    This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]